Securities and Exchange Commission
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2004

                          JOS. A. BANK CLOTHIERS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                          36-3189198
                  --------                          ----------
           (State of Incorporation)         (I.R.S. Employer Identification No.)

         500 Hanover Pike, Hampstead, MD                      21074
         -------------------------------                      -----
         (Address of principal executive offices)          (zip code)

                                 (410) 239-2700
                                 --------------
              (Registrant's telephone number, including area code)




ITEM 9. REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 7, 2004, Jos. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, certain sales information for fiscal March 2004 and earnings guidance for the first quarter of fiscal 2004. A copy of the Press Release is attached as Exhibit 99.1.


                                    SIGNATURE
                                    ---------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Jos. A. Bank Clothiers, Inc.
                                         (Registrant)

                                         By:  /s/ Robert N. Wildrick
                                          ------------------------------------
                                         Robert N. Wildrick
                                         Chief Executive Officer and Director

Dated:  April 7, 2004


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EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------

99.1     Press Release dated April 7, 2004